Exhibit 10.18

***Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) of the type that the Registrant treats as private or confidential. Such omitted information is indicated by brackets (“[…***…]”) in this exhibit.***

AMENDMENT NO. 1 TO SPONSORED RESEARCH AGREEMENT

This AMENDMENT (this “Amendment”) is made as of June 10, 2024

(Amendment No. 1 “Effective Date”) by and between:

Northeastern University, a non-profit, institution of higher education duly organized and existing under the laws of the Commonwealth of Massachusetts and having a principal place of business located at 360 Huntington Avenue, Boston, Massachusetts 02115 (“University”); and

Scipher Medicine Corporation, a for-profit corporation organized under the laws of the State of Delaware having a principal place of business at 500 Totten Pond Rd, 6th Floor, Waltham, MA 02451 (“Sponsor”).

WHEREAS, University and Sponsor are parties to a Sponsored Research Agreement, dated 23 day of August, 2021 (the “Agreement”); and

WHEREAS, the parties have determined that the research and funding contemplated in the Agreement shall continue as amended herein;

NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties agree as follows:

Amendment — The Agreement is hereby amended as follows:

Section 1.12 is hereby deleted and replaced in its entirety with the following:

““Term of Research Project” is September 1, 2021 through December 31, 2024, unless this Agreement is terminated prior to December 31, 2024 pursuant to Sections 2.2, 9.1, or 9.2.”

Section 4.1 is hereby deleted and replaced in its entirety with the following:

“In consideration of University’s agreement to undertake the Research Project, Sponsor shall pay University as a fixed price a total of […***…] for the three-year Research Project described in Exhibit #1 and […***…] for the Research Project described in Exhibit #2 (the “Budget”). For avoidance of doubt, Sponsor shall pay University a grand total of […***…] under this Agreement. University has received […***…] to date for Exhibit 1 ([…***…] payments of […***…]). University has received […***…] for Exhibit 2.”

University invoice G7328-9 dated July 19, 2023 is due May 31, 2024 in the amount of […***…].

University invoices G7328-10, dated October 13, 2023; and G7328-11, dated January 17, 2024 are payable according to the following schedule:

Payment Due Date	Payment Amount
June 30, 2024	[…***…]
July 31, 2024	[…***…]
August 31, 2024	[…***…]
September 30, 2024	[…***…]
October 31, 2024	[…***…]
November 30, 2024	[…***…]

Remaining payments will follow the below schedule:

Invoice #	Payment Due Date	Payment Amount
G7328-12	January 31, 2025	[…***…]
G7328-13	April 30, 2025	[…***…]

This obligation to pay University is independent of and is not contingent upon Sponsor’s execution of a purchase order. The Parties acknowledge that adjustments to the scope of research for year 2 and year 3 may require University to incur additional costs, in the event of such additional costs the Parties will negotiate in good faith an amendment for Sponsor to provide additional funding to University commensurate with any changes to the scope of research.

In addition, SOW2 will be amended to add the following paragraphs:

“[…***…]

Deliverables will include […***…].”

Payment schedules detailed in SOW1 of Exhibit 1 and SOW2 of Exhibit 2 are hereby superseded by this Amendment.

All other terms and conditions of the Agreement shall continue in force and effect.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK SIGNATURES

TO FOLLOW

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

Northeastern University		Scipher Medicine Corporation

By:	/s/ Eva Pasadas	By:	/s/ Reg Seeto
Name:	Eva Pasadas	Name:	Reginald (“Reg”) Seeto
Title:	Executive Director, Research Administration and Global Research Operations	Title:	Chief Executive Officer
Date:	6/13/2024	Date:	6/21/2024

Read and understood by:

/s/ Albert-László Barabási
Prof. Albert-László Barabási

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